Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated December 29, 2012, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

CLASS	TICKER SYMBOL
Class A	OTCAX
Class B	OTCBX
Class C	OTCCX
Class I	OTCIX
Class 529A	EAMCX
Class 529B	EBCGX
Class 529C	ECGRX
Class R1	OTCGX
Class R2	MCPRX
Class R3	OTCHX
Class R4	OTCJX
Class R5	OTCKX

Summary of Key Information

Investment Objective
The fund’s investment objective is to seek capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. Expenses for Class A, Class B, Class C, Class I, Class 529A, Class 529B, Class 529C, Class R1, Class R2, Class R3, and Class R4 shares have been adjusted to reflect current fee arrangements. The annual fund operating expenses for Class R5 shares are based on estimated "Other Expenses" for the current fiscal year expressed as a percentage of the fund's estimated average net assets during the period.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 7 of the fund’s prospectus and “Waivers of Sales Charges” on page H-1 of the fund’s Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment):

Share Class	A	529A	B AND 529B	C AND 529C	I	ALL R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	None	4.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	529A	529B	529C	R1	R2	R3	R4	R5
Management Fee	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.25%	1.00%	1.00%	1.00%	0.50%	0.25%	None	None
Other Expenses	0.33%	0.33%	0.33%	0.33%	0.43%	0.43%	0.43%	0.33%	0.33%	0.33%	0.33%	0.22%
Total Annual Fund Operating Expenses	1.33%	2.08%	2.08%	1.08%	1.43%	2.18%	2.18%	2.08%	1.58%	1.33%	1.08%	0.97%
Fee Reductions and/or Expense Reimbursements1	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.08)%	(0.08)%	(0.08)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.30%	2.05%	2.05%	1.05%	1.35%	2.10%	2.10%	2.05%	1.55%	1.30%	1.05%	0.95%

#
On shares purchased without an initial sales charge and redeemed within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012.

1
MFS Fund Distributors, Inc. has agreed in writing to waive the program management fee for each of the fund's Class 529A, Class 529B, and Class 529C shares to 0.05% of the fund's average daily net assets attributable to each share class annually.  This written agreement will expire on December 31, 2013, unless MFS Fund Distributors, Inc. elects to extend the waiver. In addition, effective January 1, 2013, Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 1.30% of the fund's average daily net assets annually for each of Class A and Class R3 shares, 2.05% of the fund's average daily net assets annually for each of Class B, Class C, and Class R1 shares, 1.05% of the fund's average daily net assets annually for each of Class I and Class R4 shares, 1.35% of the fund's average daily net assets annually for Class 529A shares, 2.10% of the fund's average daily net assets annually for each of Class 529B and Class 529C shares, 1.55% of the fund's average daily net assets annually for Class R2 shares, and 0.95% of the fund's average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least December 31, 2013.

OTC-SUM-092713                                                                                                 Page 1 of 3

MFS Mid Cap Growth Fund
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$700	$969	$1,259	$2,082
Class B Shares assuming
redemption at end of period	$608	$949	$1,316	$2,216
no redemption at end of period	$208	$649	$1,116	$2,216
Class C Shares assuming
redemption at end of period	$308	$649	$1,116	$2,408
no redemption at end of period	$208	$649	$1,116	$2,408
Class I Shares	$107	$340	$593	$1,314
Class 529A Shares	$705	$994	$1,305	$2,183
Class 529B Shares assuming
redemption at end of period	$613	$974	$1,362	$2,317
no redemption at end of period	$213	$674	$1,162	$2,317
Class 529C Shares assuming
redemption at end of period	$313	$674	$1,162	$2,507
no redemption at end of period	$213	$674	$1,162	$2,507
Class R1 Shares	$208	$649	$1,116	$2,408
Class R2 Shares	$158	$496	$858	$1,876
Class R3 Shares	$132	$418	$726	$1,599
Class R4 Shares	$107	$340	$593	$1,314
Class R5 Shares	$97	$307	$534	$1,188

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund’s net assets in issuers with medium market capitalizations. MFS generally defines medium market capitalization issuers as issuers with market capitalizations similar to those of issuers included in the Russell Midcap® Growth Index over the last 13 months at the time of purchase. As of November 30, 2012, the range of the market capitalizations of the issuers in the Russell Midcap® Growth Index was between $423 million and $22.2 billion.

MFS normally invests the fund’s assets primarily in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for such securities.

MFS focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies).

MFS may invest the fund’s assets in foreign securities.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Growth Company Risk: The stocks of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Mid Cap Risk: The stocks of mid cap companies can be more volatile than stocks of larger companies.

Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Liquidity Risk:  It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

MFS Mid Cap Growth Fund

The total return for the nine-month period ended September 30, 2012 was 14.20%. During the period(s) shown in the bar chart, the highest quarterly return was 18.94% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (34.81)% (for the calendar quarter ended December 31, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2011)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	(10.55)%	(2.87)%	(2.82)%
C Shares	(7.79)%	(2.48)%	(2.99)%
I Shares	(5.85)%	(1.49)%	(2.01)%
529A Shares	(11.64)%	(3.09)%	(3.08)%
529B Shares	(10.53)%	(2.97)%	(3.03)%
529C Shares	(7.89)%	(2.61)%	(3.17)%
R1 Shares	(6.84)%	(2.51)%	(3.08)%
R2 Shares	(6.29)%	(2.01)%	(2.62)%
R3 Shares	(6.15)%	(1.77)%	(2.34)%
R4 Shares	(5.85)%	(1.54)%	(2.09)%
R5 Shares	(5.85)%	(1.49)%	(2.01)%
A Shares	(11.52)%	(2.90)%	(2.83)%
Returns After Taxes on Distributions A Shares	(11.52)%	(2.90)%	(2.88)%
Returns After Taxes on Distributions and Sale of Fund Shares A Shares	(7.49)%	(2.44)%	(2.38)%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Russell Midcap Growth Index	(1.65)%	2.44%	5.29%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser
MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Eric B. Fischman	2008	Investment Officer of MFS
Paul J. Gordon	2011	Investment Officer of MFS

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum

Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R5	None	None

Class 529A, Class 529B, Class 529C	None – automatic investment plans $250 – other accounts	None

Taxes
If your shares are held in a taxable account, the fund’s distributions are taxable to you, and will be taxed as ordinary income and/or capital gains.

Payments to Broker/Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.